                                AMENDMENT NO. 10

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                 SERIES I SHARES

              FUNDS AVAILABLE                         SEPARATE ACCOUNTS                            POLICIES FUNDED
            UNDER THE POLICIES                       UTILIZING THE FUNDS                      BY THE SEPARATE ACCOUNTS
            ------------------                       -------------------                      ------------------------
-    AIM V.I. Balanced Fund                  Retirement Builder Variable Annuity   -    Transamerica Life Insurance
-    AIM V.I. Capital Appreciation Fund      Account                                    Company Policy Form No. AV288 101 95
-    AIM V.I. Dent Demographic Trends Fund                                              796 under marketing names:
-    AIM V.I. Government Securities Fund     Legacy Builder Variable Life               "Retirement Income Builder II
-    AIM V.I. Growth Fund                    Separate Account                           Variable Annuity" and "Portfolio
-    AIM V.I. Core Equity Fund                                                          Select Variable Annuity"
-    AIM V.I. International Growth Fund      PFL Variable Life Account A           -    Transamerica Life Insurance
-    AIM V.I. Premier Equity Fund                                                       Company Policy Form No. WL851 136 58
                                             Separate Account VA A                      699 under the marketing name "Legacy
                                                                                        Builder Plus"
                                             PFL Corporate Account One             -    Transamerica Life Insurance
                                             (1940 Act Exclusion)                       Company Policy Form No. APUL0600 699
                                                                                        under the marketing name "Variable
                                                                                        Protector"
                                                                                   -    Transamerica Life Insurance
                                                                                        Company Policy Form No. AV337 101
                                                                                        100397 under the marketing name "The
                                                                                        Atlas Portfolio Builder Variable
                                                                                        Annuity"
                                                                                   -    Advantage V, Variable Universal
                                                                                        Life Policy (1933 Act Exempt)

                                SERIES II SHARES

              FUNDS AVAILABLE                         SEPARATE ACCOUNTS                            POLICIES FUNDED
            UNDER THE POLICIES                       UTILIZING THE FUNDS                      BY THE SEPARATE ACCOUNTS
            ------------------                       -------------------                      ------------------------
-    AIM V.I. Balanced Fund                  Separate Account VA B                 -    Transamerica Life Insurance
-    AIM V.I. Basic Value Fund                                                          Company Policy Form No. AV720 101 148
-    AIM V.I. Blue Chip Fund                                                            102 under the marketing name
-    AIM V.I. Capital Appreciation Fund                                                 "Transamerica Landmark Variable
-    AIM V.I. Core Equity Fund                                                          Annuity"
-    AIM V.I. Dent Demographic Trends Fund                                         -    Transamerica Life Insurance
-    AIM V.I. Government Securities Fund                                                Company Policy Form No. AV400 101 107
-    AIM V.I. Growth Fund                                                               198 under the marketing name
-    AIM V.I. Mid Cap Core Equity Fund                                                  "Transamerica Freedom Variable
-    AIM V.I. Premier Equity Fund                                                       Annuity"

-    AIM V.I. Balanced Fund                  Separate Account VA C                 -    Transamerica Life Insurance
-    AIM V.I. Basic Value Fund               Separate Account VA D                      Company Policy Form No. AV710 101 147
-    AIM V.I. Blue Chip Fund                 Separate Account VA F                      102 under the marketing name
-    AIM V.I. Capital Appreciation Fund      Separate Account VA I                      "Transamerica EXTRA Variable Annuity"
-    AIM V.I. Core Equity Fund               Separate Account VA J                 -    Transamerica Life Insurance
-    AIM V.I. Dent Demographic Trends Fund   Separate Account VA K                      Company Policy Form No. AV474 101 122
-    AIM V.I. Government Securities Fund     Separate Account VA L                      1099 under the marketing name
-    AIM V.I. Growth Fund                    Separate Account VA P                      "Transamerica Access Variable Annuity"
-    AIM V.I. Mid Cap Core Equity Fund       Retirement Builder Variable Annuity   -    Transamerica Life Insurance
-    AIM V.I. Premier Equity Fund            Account                                    Company Policy Form No. AV288 101 95
                                                                                        796 under the marketing name "Premier
                                                                                        Asset Builder Variable Annuity"
                                                                                   -    Transamerica Life Insurance
                                                                                        Company Policy Form No. AV288 101 95
                                                                                        796 under the marketing name
                                                                                        "Principal-Plus Variable Annuity"
                                                                                   -    Transamerica Life Insurance
                                                                                        Company Policy Form No. AVI 200 1
                                                                                        0100 under the marketing name
                                                                                        "Immediate Income Builder II"
                                                                                   -    Transamerica Life Insurance
                                                                                        Company policy Form No. AV721 101 149
                                                                                        1001 under the marketing name
                                                                                        "Retirement Income Builder III
                                                                                        Variable Annuity"
                                                                                   -    Transamerica Life Insurance
                                                                                        Company Policy Form  No. AV721 101
                                                                                        149 1001 under the marketing name
                                                                                        "Transamerica Preferred Advantage
                                                                                        Variable Annuity"
                                                                                   -    Transamerica Life Insurance
                                                                                        Company Policy Form No. AV721 101 149
                                                                                        1001 under the marketing name
                                                                                        "Transamerica Opportunity Builder"
                                                                                        and Transamerica Traditions
                                                                                   -    Transamerica Life Insurance
                                                                                        Company Policy Form No. AV288 101 95
                                                                                        796 under the marketing name
                                                                                        Portfolio Select Variable Annuity"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2003

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim A. Coppedge             By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Michael J. Cemo
Title: Assistant Secretary              Title: President


                                        TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ Frank A. Camp               By: /s/ Larry N. Norman
        -----------------------------       ------------------------------------
Name: Frank A. Camp                     Name: Larry N. Norman
Title: Vice President and Division      Title: President
       General Counsel


                                        AFSG SECURITIES CORPORATION


Attest:  /s/ Frank A. Camp              By: /s/ Larry N. Norman
        -----------------------------       ------------------------------------
Name: Frank A. Camp                     Name: Larry N. Norman
Title: Secretary                        Title: President